Exhibit 99.1

Healthpeak Properties Announces Changes to Executive Team

Scott Brinker Appointed President and Chief Executive Officer and Elected as Member of the Board

Tom Herzog Steps Down as Chief Executive Officer and Board Director

Scott Bohn Named Chief Development Officer and Adam Mabry Appointed Chief Investment Officer

DENVER, Oct. 6, 2022 /PRNewswire/ – Healthpeak Properties, Inc. (NYSE: PEAK) today announced that its Board of Directors (the “Board”) has appointed Scott Brinker, the Company’s President and Chief Investment Officer, as President and Chief Executive Officer, and elected him to the Healthpeak Board, effective immediately. Mr. Brinker succeeds Tom Herzog, who mutually agreed with the Board to step down as Chief Executive Officer and from the Board to pursue other endeavors.

Healthpeak also announced that Scott Bohn, Executive Vice President – Co-Head of Life Science, was appointed Chief Development Officer, in addition to retaining his role as Co-Head of Life Science, and Adam Mabry, previously Senior Vice President – Investments, was promoted to Chief Investment Officer.

“Healthpeak’s financial and operational results over the last several quarters underscore the momentum of the business, which positions it well to continue to succeed and deliver value,” said Brian Cartwright, independent Chairman of the Board. “On behalf of the Board, I want to thank Tom for his many contributions over his six-year plus tenure and setting a solid foundation for the business moving forward. Scott has played a critical role in Healthpeak’s performance and we are pleased that he will step into the CEO role and welcome him to the Board.”

Mr. Brinker served as President and Chief Investment Officer of Healthpeak since January 2020. He was previously Executive Vice President and Chief Investment Officer of the Company. Prior to joining Healthpeak in 2018, Mr. Brinker served in various investment and portfolio management-related roles at Welltower Inc., a healthcare REIT, between July 2001 and January 2017, most recently as its Executive Vice President and Chief Investment Officer.

On the appointment of Mr. Brinker, Mr. Cartwright continued, “Since joining Healthpeak, Scott has consistently proven his operational expertise, strategic acumen and experience driving growth and profitability. He has been essential in both shaping and executing our growth strategies while maintaining a disciplined approach to capital allocation. Scott is exceptionally qualified to serve as CEO and the Board is confident that he will continue to deliver long-term value for all our stakeholders.”

Mr. Brinker commented, “I am honored to step into this role and excited about Healthpeak’s future. I look forward to working closely with our world-class team and Board to capitalize on our scale and expertise in life science, medical office, and CCRC real estate. We expect our high-quality portfolio and platform to produce consistent internal growth through the inevitable market cycles. Our land bank and relationships should drive attractive opportunities for accretive external growth, while we remain disciplined about capital allocation. This is an exciting time to take the helm, as our operating results and balance sheet are in good shape amidst a more chaotic economic environment. I am grateful to Tom for his substantial efforts and I look forward to building on the successful foundation he built for Healthpeak.”

“It has been a privilege to serve as CEO of Healthpeak and I am deeply proud of what we have been able to achieve together for our investors and stakeholders over the last several years,” said Mr. Herzog, outgoing CEO. “I am confident that Scott is the right leader at the right time to drive Healthpeak forward, building on our strong momentum and continuing to generate sustainable long-term value for our shareholders, employees and customers. I would like to thank the Board, Scott and the entire management team for their partnership and I look forward to watching Healthpeak’s continued success.”

Mr. Bohn has served as Executive Vice President – Co-Head of Life Science since February 2022, previously serving as Senior Vice President – Co-Head of Life Science. Prior to joining the Company in 2012, he held various development, acquisition and leasing positions at Terreno Realty Corporation , AMB Property Corporation and RREEF/Deutsche Bank.

Mr. Mabry, a CFA charterholder, has served as Senior Vice President – Investments since September 2018, previously serving as Senior Vice President – Corporate Transactions from February 2018 to September 2018, and Vice President – Corporate Transactions from June 2017 to January 2018. Prior to joining Healthpeak, he was a Vice President at The Wolff Company and a Vice President at Barclays in the real estate investment banking group.

About Healthpeak Properties

Healthpeak Properties, Inc. is a fully integrated real estate investment trust (REIT) and S&P 500 company. Healthpeak owns and develops high-quality real estate in the three private-pay healthcare asset classes of Life Science, Medical Office and CCRC. At Healthpeak, we pair our deep understanding of the healthcare real estate market with a strong vision for long-term growth. For more information regarding Healthpeak, visit www.healthpeak.com.

Contact:

Andrew Johns, CFA

Senior Vice President – Investor Relations

720-428-5400

Forward Looking Statements

Statements contained in this release that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among other things, statements regarding our and our officers’ intent, belief or expectation as identified by the use of words such as “may,” “will,” “project,” “expect,” “believe,” “intend,” “anticipate,” “seek,” “target,” “forecast,” “plan,” “potential,” “estimate,” “could,” “would,” “should” and other comparable and derivative terms or the negatives thereof. Forward-looking statements reflect our current expectations and views about future events and are subject to risks and uncertainties that could significantly affect our future financial condition and results of operations. While forward-looking statements reflect our good faith belief and assumptions we believe to be reasonable based upon current information, we can give no assurance that our expectations or forecasts will be attained. Further, we cannot guarantee the accuracy of any such forward-looking statement contained in this release, and such forward-looking statements are subject to known and unknown risks and uncertainties that are difficult to predict. These risks and uncertainties include, but are not limited to: the Covid pandemic and health and safety measures intended to reduce its spread, the availability, effectiveness and public usage and acceptance of vaccines, and how quickly and to what extent normal economic and operating conditions can resume within the markets in which we operate; the ability of our existing and future tenants, operators and borrowers to conduct their respective businesses in a manner sufficient to maintain or increase their revenues and manage their expenses in order to generate sufficient income to make rent and loan payments to us and our ability to recover investments made, if applicable, in their operations; increased competition, operating costs and market changes affecting our tenants, operators and borrowers; the financial condition of our tenants, operators and borrowers, including potential bankruptcies and downturns in their businesses, and their legal and regulatory proceedings; our concentration of real estate investments in the healthcare property sector, which makes us more vulnerable to a downturn in a specific sector than if we invested in multiple industries and exposes us to the risks inherent in illiquid investments; our ability to identify and secure replacement tenants and operators and the potential renovation costs and regulatory approvals associated therewith; our property development, redevelopment and tenant improvement activity risks, including project abandonments, project delays and lower profits than expected; changes within the life science industry; high levels of regulation, funding requirements, expense and uncertainty faced by our life science tenants; the ability of the hospitals on whose campuses our MOBs are located and their affiliated healthcare systems to remain competitive or financially viable; our ability to maintain or expand our hospital and health system client relationships; operational risks associated with third party management contracts, including the additional regulation and liabilities of our RIDEA lease structures; economic and other conditions that negatively affect geographic areas from which we recognize a greater percentage of our revenue; uninsured or underinsured losses, which could result in significant losses and/or performance declines by us or our tenants and operators; our investments in joint ventures and unconsolidated entities, including our lack of sole decision making authority and our reliance on our partners’ financial condition and continued cooperation; our use of fixed rent escalators, contingent rent provisions and/or rent escalators based on the Consumer Price Index; competition for suitable healthcare properties to grow our investment portfolio; our ability to foreclose on collateral securing our real estate-related loans; our ability to make material acquisitions and successfully integrate them; the potential impact on us and our tenants, operators and borrowers from litigation matters, including rising liability and insurance costs; an increase in our borrowing costs, including due to higher interest rates; the availability of external capital on acceptable terms or at all, including due to rising interest rates, changes in our credit ratings and the value of our common stock, volatility or uncertainty in the capital markets, and other factors; cash available for distribution to stockholders and our ability to make dividend distributions at expected levels; our ability to manage our indebtedness level and covenants in and changes to the terms of such indebtedness; changes in global, national and local economic and other conditions; laws or regulations prohibiting eviction of our tenants; the failure of our tenants, operators and borrowers to comply with federal, state and local laws and regulations, including resident health and safety requirements, as well as licensure, certification and inspection requirements; required regulatory approvals to transfer our senior housing properties; compliance with the Americans with Disabilities Act and fire, safety and other regulations; the requirements of, or changes to, governmental reimbursement programs such as Medicare or Medicaid; legislation to address federal government operations and administration decisions affecting the Centers for Medicare and Medicaid Services; our participation in the CARES Act Provider Relief Fund and other Covid-related stimulus and relief programs; provisions of Maryland law and our charter that could prevent a transaction that may otherwise be in the interest of our stockholders; environmental compliance costs and liabilities associated with our real estate investments; our ability to maintain our qualification as a REIT; changes to U.S. federal income tax laws, and potential deferred and contingent tax liabilities from corporate acquisitions; calculating non-REIT tax earnings and profits distributions; ownership limits in our charter that restrict ownership in our stock; the loss or limited availability of our key personnel; our reliance on information technology systems and the potential impact of system failures, disruptions or breaches; and other risks and uncertainties described from time to time in our Securities and Exchange Commission filings. Except as required by law, we do not undertake, and hereby disclaim, any obligation to update any forward-looking statements, which speak only as of the date on which they are made.